UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2022

AFFILIATED MANAGERS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, West Palm Beach, Florida 33401

(Address of Principal Executive Offices)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	AMG	New York Stock Exchange
5.875% Junior Subordinated Notes due 2059	MGR	New York Stock Exchange
4.750% Junior Subordinated Notes due 2060	MGRB	New York Stock Exchange
4.200% Junior Subordinated Notes due 2061	MGRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Affiliated Managers Group, Inc. (the “Company”) was held on May 27, 2022. At that meeting, the stockholders considered and acted upon the following proposals:

1.    The Election of Directors. The stockholders elected the following individuals to serve as directors until the 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Each nominee was approved by the stockholders by the affirmative vote of at least 97% of the votes cast. The table below sets forth the voting results for each director:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Karen L. Alvingham	35,356,940	545,186	10,345	979,428
Tracy A. Atkinson	35,352,090	549,827	10,554	979,428
Dwight D. Churchill	34,754,658	1,147,438	10,375	979,428
Jay C. Horgen	35,658,551	243,339	10,581	979,428
Reuben Jeffery III	35,458,095	442,887	11,489	979,428
Félix V. Matos Rodríguez	35,436,418	465,652	10,401	979,428
Tracy P. Palandjian	35,264,625	637,651	10,195	979,428
David C. Ryan	35,886,485	15,711	10,275	979,428

2.    Non-Binding Advisory Vote on Executive Compensation. The stockholders voted to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers by the affirmative vote of 97% of the votes cast. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,815,116	1,085,035	12,320	979,428

3.    Ratification of the Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Current Fiscal Year. The stockholders voted to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year. The proposal was approved by the stockholders by the affirmative vote of 90% of the votes cast. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions
33,265,150	3,616,689	10,060

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: May 31, 2022	By:	/s/ David M. Billings
	Name:	David M. Billings
	Title:	General Counsel and Secretary

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